UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 April 22, 2003




                           WSFS Financial Corporation
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             (Exact name of Registrant as specified in its Charter)



       Delaware                            0-16668                22-2866913
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(State or other jurisdictio           (SEC Commission           (IRS Employer
     of incorporation)                   File No.)               Identification
                                                                 Number)


838 Market Street, Wilmington, Delaware                             19899
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(Address of principal executive offices)                          (Zip Code)




Registrant's telephone number, including area code: (302)792-6000
                                                    -------------




                                 Not Applicable
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          (Former name or former address, if changed since last Report)

                           WSFS FINANCIAL CORPORATION


                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits
          ------------------------

         (c) Exhibits:

               99.1     Press Release dated April 22, 2003


Item 9.  Regulation FD Disclosure
---------------------------------

         Information under this Item 9 is being provided pursuant to Item 12 - Results of Operations and Financial Condition in accordance with Release No. 34-47583. On April 22, 2003, the Registrant issued a press release to report earnings for the quarter ended March 31, 2003. A copy of the press release is furnished with this Form 8-K as an exhibit.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        WSFS FINANCIAL CORPORATION




Date: April 23, 2003                    By:/s/Mark A. Turner
     ----------------------                ------------------------------------
                                           Mark A. Turner
                                           Chief Operating Officer
                                           Chief Financial Officer





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